UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 31, 2005

    First National Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina (Address of Principal Executive Offices)	29302 (Zip Code)

    (864) 948-9001
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

        On January 31, 2005, First National Bancshares, Inc. and its wholly owned subsidiary, First National Bank of the South, entered into employment agreements with Kitty B. Payne, Robert Murdoch, and David Zabriskie. Pursuant to the agreements, Ms. Payne will serve as an Executive Vice President and the Chief Financial Officer of the company and the bank and receive an annual base salary of $104,750, Mr. Murdoch will serve as an Executive Vice President and Retail Banking Manager of the bank and receive an annual base salary of $96,530, and David Zabriskie will serve as an Executive Vice President and Senior Lending Officer of the bank and receive an annual base salary of $112,000. Each executive’s annual base salary may be increased from time to time with the approval of the board of directors.

        Each agreement is for a term of two years and is extended automatically at the end of each year so that the remaining term continues to be two years; provided, however, that the executive or the employer may at any time fix the term to a finite period of two years. Each executive is entitled to participate in all employee benefit plans or programs of the company and the bank, as well as club dues. In addition, Messrs. Murdoch and Zabriskie are entitled to the use of an automobile owned or leased by the bank. During each executive’s employment and for a period of one year thereafter, each executive is prohibited from (a) competing with the company or the bank within a radius of 30 miles of any office or branch; (b) soliciting the company’s or the bank’s customers for a competing business; or (c) soliciting the company’s or bank’s employees. Notwithstanding the foregoing, each executive may serve as an officer of or consultant to a depository institution or holding company therefor with offices in the restricted territory, if such employment does not involve the restricted territory. In consideration for the restrictive covenants, each executive received 2,500 stock options. The employment agreements for Ms. Payne, Mr. Murdoch, and Mr. Zabriskie are filed as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (c)        Exhibits.

        The following exhibit is filed as part of this report:

Exhibit
Number             Description

Exhibit 10.1       Employment Agreement between First National Bancshares, Inc., First National Bank of the South, and Kitty B.                            Payne dated January 31, 2005.

Exhibit 10.2       Employment Agreement between First National Bank of the South and Robert Murdoch dated January 31, 2005.

Exhibit 10.3       Employment Agreement between First National Bank of the South and David Zabriskie dated January 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC. By: /s/ Jerry L. Calvert Name: Jerry L. Calvert Title: President and Chief Executive Officer

Dated: February 4, 2005

EXHIBIT INDEX

Exhibit
Number             Description

Exhibit 10.1       Employment Agreement between First National Bancshares, Inc., First National Bank of the South, and Kitty B.                            Payne dated January 31, 2005.

Exhibit 10.2       Employment Agreement between First National Bank of the South and Robert Murdoch dated January 31, 2005.

Exhibit 10.3       Employment Agreement between First National Bank of the South and David Zabriskie dated January 31, 2005.

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